EXHIBIT 10.1

Name of Subscriber: ______________________________

NEPHROS, INC.

SUBSCRIPTION AGREEMENT

Nephros, Inc.
3960 Broadway
New York, New York, 10032

Ladies and Gentlemen:

1.    Subscription. (a) The undersigned, intending to be legally bound, hereby irrevocably subscribes to purchase from Nephros, Inc., a Delaware corporation (the “Company”), the principal amount of 6% Secured Convertible Notes due 2012 (the “6% Notes”), of the Company, set forth on the signature page hereof, for a purchase price equal to the principal amount thereof. This subscription is made in accordance with and subject to the terms and conditions described in this Subscription Agreement (this “Agreement”). The terms of the 6% Notes shall be substantially as set forth in the form of 6% Secured Convertible Note due 2012 attached hereto as Exhibit A (the “Form of Note”).

The 6% Notes that are the subject of this Agreement are part of an offering by the Company (the “Offering”) of up to five million dollars ($5,000,000) aggregate principal amount of 6% Notes (the “Maximum Amount”). The Company is offering 6% Notes until June 15, 2006, although the Company reserves the right, in its sole discretion, to extend the Offering period until some later date (such date, as the same may be extended, the “Expiration Date”). Each subscriber in the Offering shall enter into a registration rights agreement among the Company and the Investors (as defined therein), in substantially the form attached hereto as Exhibit B (the “Registration Rights Agreement”).

The Company may hold the first closing of the Offering (the “First Closing”) at any time on or prior to the Expiration Date. Following the First Closing, the Company may continue to sell 6% Notes up to the Maximum Amount and may conduct closings from time to time for additional shares sold. A final closing will be held promptly after the earlier to occur of (i) the Expiration Date and (ii) acceptance of subscriptions for sale of the Maximum Amount. The Company may terminate the Offering at any time without prior notice. Also, the Company may reject any subscription for 6% Notes in whole or in part for any reason in its sole discretion.

The undersigned understands that the 6% Notes are being offered and issued pursuant to an exemption from the registration requirements of the Securities Act, provided by Section 4(2) of such Act. As such, the 6% Notes are being offered and sold only to investors who qualify as “Accredited Investors” (as defined in Rule 501 promulgated under the Securities Act), and the Company is relying on the representations made by the undersigned in this Agreement in determining the availability of such exemption. The 6% Notes are, and any shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) issued upon conversion thereof will be, “restricted securities” for purposes of the United States securities laws and cannot be transferred except as permitted under those laws.

(b)    The undersigned is delivering (i) an executed copy of the signature page of and Exhibit C to this Agreement, (ii) an executed copy of the signature page, or counterpart signature page, to the Registration Rights Agreement, and (iii) the subscription payment, in immediately available funds, which may be made by wire transfer to the Company pursuant to the following instructions:

Bank:

ABA No.:

Account Name:

Account No.:

Apply To:

Attention:

If the Offering is oversubscribed, or for any other reason determined by the Company in its discretion, the Company may determine to reject a subscription or to accept a subscription for only a portion of the 6% Notes for which the undersigned has subscribed in this Agreement. If this subscription is accepted by the Company, in whole or in part, then the Company will deliver to the undersigned 6% Notes in the aggregate principal amount for which the undersigned’s subscription is accepted. If this subscription is rejected in whole or in part, then the Company shall promptly refund to the undersigned, without interest, any funds that the undersigned had delivered to the Company in excess of the aggregate principal amount (and purchase price) of any 6% Notes for which the undersigned’s subscription is accepted.

(c)    The undersigned may not withdraw this subscription or any amount paid pursuant thereto except as otherwise provided below.

2.    Conditions. It is understood and agreed that this subscription is made subject to the Company’s execution and delivery of the Registration Rights Agreement and acceptance of the undersigned as a Holder thereunder.

3.    Representations and Warranties of the Company. The Company represents and warrants to the undersigned as follows, in each case as of the date hereof and in all material respects as of the date of any closing, except for any changes resulting solely from the Offering:

(a)    The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it proposes to engage.

(b)    The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to issue and sell the 6% Notes subscribed for hereunder, the shares of Common Stock issuable upon conversion thereof, the Warrants (as defined below) issuable thereunder and the shares of Common Stock issuable upon exercise thereof (collectively, the “Subject Securities”). All necessary proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of this Agreement, the 6% Notes and the Registration Rights Agreement (collectively, the “Transaction Documents”). The Transaction Documents and the Warrants have been duly authorized by the Company and, when and, in the case of the Warrants, if, executed and delivered by the Company will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms. The Common Stock issuable upon conversion of the 6% Notes and the Common Stock issuable upon exercise of the Warrants, when issued in compliance with the provisions of the Transaction Documents, will be validly issued, fully paid and nonassessable and free of any liens or encumbrances other than any liens or encumbrances that result from such 6% Common Stock being held by any person other than the Company. The 6% Notes are duly authorized, and when issued pursuant to the Transaction Documents, will be validly issued. The Warrants are duly authorized, and when issued, pursuant to the Transaction Documents, will be validly issued.

(c)    No consent of any party to any contract, agreement, instrument, lease or license to which the Company is a party or to which any of its properties or assets are subject is required for the execution, delivery or performance by the Company of any of the Transaction Documents or the issuance and sale of the Subject Securities.

(d)    The execution, delivery and performance of Transaction Documents and the Warrants and the issuance and sale of the Subject Securities will not violate or result in a breach of, or entitle any party (with or without the giving of notice or the passage of time or both) to terminate or call a default under any contract or agreement to which the Company is a party or violate or result in a breach of any term of the certificate of incorporation or by-laws of the Company, or, assuming compliance with applicable state securities or “blue sky” laws, violate any law, rule, regulation, order, judgment or decree binding upon, the Company, or to which any of their respective operations, businesses, properties or assets are subject, the breach, termination or violation of which, or default under which, would have a material adverse effect on the operations, business, properties or assets of the Company.

(e)    The Company’s capitalization is disclosed in the Nephros SEC Filings and the Draft 10-QSB provided to the undersigned pursuant to Section 5(e) hereof.

(f)    Except as set forth on Schedule 3(f), there are no brokerage commissions, finder’s fees or similar fees or commissions payable by the Company in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with or known to the Company.

(g)    Except as would not reasonably be expected to have a Material Adverse Effect, the Company is not in violation or default of any provisions of its certificate of incorporation or bylaws, as may be amended, as applicable, any instrument, judgment, order, writ or decree, or any material provision of any contract or agreement, to which it is a party or by which it is bound or of any provision of federal, state or local statute, rule or regulation applicable to the Company or its business. Except as would not reasonably be expected to have a Material Adverse Effect, the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree, contract or agreement, or require any consent, waiver or approval thereunder, or constitute an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company (solely except as provided in this Agreement).

(h)    Except as disclosed in the Nephros SEC filings, the Company is not a party to any litigation, action, suit, proceeding or investigation, nor, to the knowledge of the Company, has any litigation, action, suit, proceeding or investigation been threatened against the Company where such litigation, action, suit, proceeding or investigation would, if adversely determined, reasonably be expected to (i) have a material adverse affect on the financial condition of the Company or (ii) have a material adverse effect on the ability of the Company to perform its obligations under this Agreement or any of the other Transaction Documents (either (i) or (ii), a “Material Adverse Effect”).

(i)    The Company has good and marketable title to its properties and assets (including without limitation those assets pledged as collateral pursuant to this Agreement) held in each case free and clear of all liens, pledges, security interests, encumbrances, attachments or charges of any kind (each a “Lien”), except for (i) Liens for taxes that are not yet due and payable, (ii) Liens that do not or are not reasonably likely to result in a Material Adverse Effect or (iii) Liens arising under this Agreement (Liens described in clauses (i), (ii) and (iii) are referred to as “Permitted Liens”). With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of the Company’s knowledge, the Company holds valid leasehold interests in such property and assets free and clear of any Liens of any other party other than the lessors of such property and assets, except for Permitted Liens.

(j)    Except as disclosed in the Financial Statements (as defined below) or incurred in the ordinary course of business, the Company has no obligations or liabilities of any kind (absolute or contingent, direct or indirect) pursuant to any agreement of any kind related to any indebtedness of any kind.

(k)    Except for this Agreement, the Company has not heretofore assigned or granted a security interest in any of the assets pledged as collateral pursuant to this Agreement.

(l)    The Company owns, free and clear of all Liens, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trademarks, trade names, service marks and copyrights material to the operation of the Company’s business, and any applications related to any of the foregoing (collectively, “Intellectual Property”).

(m)    All reports required to be filed by the Company since and including the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004, to and including the relevant Closing (collectively, the “Nephros SEC Filings”) have been duly filed with the Securities and Exchange Commission, complied at the time of filing in all material respects with the requirements of their respective forms and were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The parties agree that it shall not be a breach of this Section 3(m) if the Company did not timely file any report.

(n)    The financial statements and supporting schedules (the “Financial Statements”) included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005 (the “Balance Sheet Date”) are complete and correct in all material respects and present fairly the financial position of the Company as of the dates specified and the results of operations for the periods specified, in each case, in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein or in the notes thereto. Except as disclosed in the Draft 10-QSB provided to the undersigned pursuant to Section 5(e) hereof, since the Balance Sheet Date there has not been, except where it would not reasonably be expected to have a Material Adverse Effect, (a) any payment of dividends on, or other distribution with respect to, or any direct or indirect redemption, purchase or acquisition of, any shares of the capital stock or other securities of the Company, (b) any disposition of any tangible or intangible material asset of the Company, (c) any damage, destruction or loss (whether or not covered by insurance) of any material asset of the Company, or (d) any change in the accounting methods, practices or policies followed by the Company or any change in depreciation or amortization policies or rates theretofore adopted, which has not been adequately provided for or disclosed in the Financial Statements.

4.    Representations, Warranties and Covenants of the Subscriber. The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

(a)    The undersigned is an Accredited Investor, as specifically indicated in Exhibit C to this Agreement, which is being delivered to the Company herewith.

(b)    If a natural person, the undersigned is: a bona fide resident of the state or non-United States jurisdiction contained in the address set forth on the signature page of this Agreement as the undersigned’s home address; at least twenty-one (21) years of age; and legally competent to execute the Transaction Documents. If an entity, the undersigned has its principal offices or principal place of business in the state or non-United States jurisdiction contained in the address set forth on the signature page of this Agreement, the individual signing on behalf of the undersigned is duly authorized to execute the Transaction Documents.

(c)    Each of the Transaction Documents has been duly executed and delivered by the undersigned and constitutes the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms.

(d)    Neither the execution, delivery nor performance of the Transaction Documents by the undersigned violates or conflicts with, creates (with or without the giving of notice or the lapse of time, or both) a default under or a lien or encumbrance upon any of the undersigned’s assets or properties pursuant to, or requires the consent, approval or order of any government or governmental agency or other person or entity under (i) any note, indenture, lease, license or other agreement to which the undersigned is a party or by which it or any of its assets or properties is bound or (ii) any statute, law, rule, regulation or court decree binding upon or applicable to the undersigned or its assets or properties. If the undersigned is not a natural person, the execution, delivery and performance by the undersigned of the Transaction Documents, have been duly authorized by all necessary corporate or other action on behalf of the undersigned and such execution, delivery and performance does not and will not constitute a breach or violation of, or default under, the charter or by-laws or equivalent governing documents of the undersigned.

(e)    The undersigned has received, read carefully and is familiar with the Transaction Documents and the Nephros SEC Filings.

(f)    The undersigned is familiar with the business, plans and financial condition of the Company, the terms of the Offering and any other matters relating to the Offering; the undersigned has received all materials which have been requested by the undersigned; the undersigned has had a reasonable opportunity to ask questions of the Company and its representatives, and the Company has answered to the satisfaction of the undersigned all inquiries that the undersigned or the undersigned’s representatives have put to it. The undersigned has had access to all additional information that the undersigned has deemed necessary to verify the accuracy of the information set forth in this Agreement and the Nephros SEC Filings, and has taken all the steps necessary to evaluate the merits and risks of an investment as proposed under this Agreement.

(g)    The undersigned acknowledges that this subscription is and shall be irrevocable and this subscription and the agreements contained herein shall survive the insolvency, death or disability of the undersigned (as applicable), except that the undersigned shall have no obligation hereunder in the event that its subscription is for any reason rejected or the Offering is cancelled or terminated by the Company, which the Company reserves the right to do in its sole and absolute discretion and for any reason.

(h)    The undersigned or the undersigned’s purchaser representative has such knowledge and experience in finance, securities, taxation, investments and other business matters so as to be able to protect the interests of the undersigned in connection with this transaction, and the undersigned’s investment in the Company hereunder is not material when compared to the undersigned’s total financial capacity.

(i)    The undersigned hereby acknowledges and represents that: (i) the undersigned has prior investment experience, including investment in securities which are non-listed, unregistered and/or not traded on an automated quotation system; (ii) the undersigned recognizes the highly speculative nature of this investment; and (iii) the undersigned is able to bear the economic risk which the undersigned hereby assumes.

(j)    The undersigned understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

(k)    The undersigned acknowledges that no liquid market for the Subject Securities presently exists and none may develop in the future and that the undersigned may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

(l)    The undersigned has been advised by the Company and understands that none of the Subject Securities have been registered under the Securities Act, that the Subject Securities are being offered and issued on the basis of the statutory exemption provided by Section 4(2) of the Securities Act, Regulation D promulgated thereunder or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws; that this transaction has not been reviewed by, passed on or submitted to any United States Federal or state agency or self-regulatory organization where an exemption is being relied upon; and that the Company’s reliance thereon is based in part upon the representations made by the undersigned in this Agreement.

(m)    The undersigned acknowledges that the undersigned has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Subject Securities. In particular, the undersigned agrees that no sale, assignment or transfer of any of the Subject Securities acquired by the undersigned shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such Subject Securities is registered under the Securities Act, it being understood that the Subject Securities are not currently registered for sale and that the Company has no obligation or intention to so register the Interests, except as contemplated by the terms of the

Registration Rights Agreement; (ii) the Subject Securities are sold, assigned or transferred in accordance with all the requirements and limitations of an exemption from registration under the Securities Act. The undersigned further understands that an opinion of counsel satisfactory to the Company and other documents may be required to transfer the Subject Securities.

(n)    The undersigned acknowledges that the Subject Securities to be acquired will be subject to a stop transfer order and any certificate or certificates evidencing any Subject Securities shall bear the following or a substantially similar legend and such other legends as may be required by state blue sky laws:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.”

(o)    The undersigned will acquire the Subject Securities for the undersigned’s own account (or, if such individual is married, for the joint account of the undersigned and the undersigned’s spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein in violation of the securities laws, and has no present intention of distributing or selling to others any of such interest or granting any participation therein in violation of the securities laws.

(p)    In subscribing for 6% Notes, the undersigned is not relying on any representations and warranties of the Company other than those in this Agreement.

(q)    The undersigned is not subscribing for 6% Notes as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company with which the undersigned had a pre-existing relationship in connection with investments in securities generally.

(r)    The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment.

(s)    The undersigned understands that the net proceeds from all subscriptions paid and accepted pursuant to the Offering (after deduction for any commissions, discounts, consulting fees and other expenses of the Offering) may be used for such purposes as the Company determines from time to time.

(t)    The undersigned acknowledges that the representations, warranties and agreements made by the undersigned herein shall survive the execution and delivery of this Agreement and the purchase of the 6% Notes.

(u)    The undersigned has consulted the undersigned’s own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Subject Securities and has not relied on the Company, its officers, directors or professional advisors for advice as to such consequences.

(v)    Except as set forth on the signature page hereto, the undersigned has not engaged any broker or other person or entity that is entitled to a commission, fee or other remuneration as a result of the execution, delivery or performance of this Agreement.

(w)    The undersigned is not now nor shall it be at any time prior to or at the closing with respect to the undersigned’s subscription (the “Closing”) a person or entity (a “Person”) with whom a United States citizen, entity organized under the laws of the United States or its territories or entity having its principal place of business within the United States or any of its territories (collectively, a “U.S. Person”), is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) (including those executive orders and lists published by OFAC with respect to Persons that have been designated by executive order or by the sanction regulations of OFAC as Persons with whom U.S. Persons may not transact business or must limit their interactions to types approved by OFAC “Specially Designated Nationals and Blocked Persons”) or otherwise. Neither the undersigned nor any Person who owns an interest in the undersigned (collectively, a “Purchaser Party”) is now nor shall be at any time prior to or at the Closing a Person with whom a U.S. Person, including a United States Financial Institution as defined in 31 U.S.C. Section 5312, as amended (“Financial Institution”), is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the OFAC (including those executive orders and lists published by OFAC with respect to Specially Designated Nationals and Blocked Persons) or otherwise.

(x)    The undersigned has taken, and shall continue to take until the Closing, such measures as are required by law to assure that the funds used to pay to the Company the purchase price for the Subject Securities are derived: (i) from transactions that do not violate United States law nor, to the extent such funds originate outside the United States, do not violate the laws of the jurisdiction in which they originated; and (ii) from permissible sources under United States law and to the extent such funds originate outside the United States, under the laws of the jurisdiction in which they originated.

(y)    To the best of the undersigned’s knowledge, neither the undersigned nor any Purchaser Party, nor any Person providing funds to the undersigned:

(i)  is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti-Money Laundering Laws (as hereinafter defined in this Section 4(y)); (ii) has been assessed civil or criminal penalties under any Anti-Money Laundering Laws; or (iii) has had any of its funds seized or forfeited in any action under any Anti-Money Laundering Laws. For purposes of this Section 4(y), the term “Anti-Money Laundering Laws” shall mean laws, regulations and sanctions, state and federal, criminal and civil, that: (i) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (ii) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotics dealers or otherwise engaged in activities contrary to the interests of the United States; (iii) require identification and documentation of the parties with whom a Financial Institution conducts business; or (iv) are designed to disrupt the flow of funds to terrorist organizations. Such laws, regulations and sanctions shall be deemed to include the USA PATRIOT Act of 2001, Pub. L. No. 107-56 (the “Patriot Act”), the Bank Secrecy Act, 31 U.S.C. Section 5311 et. seq. (the “Bank Secrecy Act”), the Trading with the Enemy Act, 50 U.S.C. Appendix, the International Emergency Economic Powers Act, 50 U.S.C. Section 1701 et. seq., and the sanction regulations promulgated pursuant thereto by the OFAC, as well as laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957.

(z)    The undersigned is in compliance with any and all applicable provisions of the Patriot Act, including, without limitation, amendments to the Bank Secrecy Act. If the undersigned is a Financial Institution, it has established and is in compliance with all procedures required by the Patriot Act and the Bank Secrecy Act.

(aa)    After the Closing, the undersigned shall cooperate with the Company, and shall cause each Purchaser Party to cooperate with the Company, in providing such additional information and documentation on the undersigned’s and each Purchaser Party’s legal or beneficial ownership, policies, procedures and sources of funds as the Company deems necessary or prudent to enable the Company to comply with Anti-Money Laundering Laws now in existence or hereafter enacted or amended.

(bb)    If any of the foregoing representations, warranties or covenants in Sections 4(w)-(aa) hereof ceases to be true or if the Company no longer reasonably believes that it has satisfactory evidence as to their truth, notwithstanding any other agreement to the contrary, the Company may, in accordance with applicable regulations, and after giving the undersigned reasonable opportunity to provide such satisfactory evidence, freeze the undersigned’s investment, including without limitation, withholding any dividends or distributions otherwise payable to the undersigned, suspending the undersigned’s voting rights and rescinding the undersigned’s investment in Subject Securities, and the Company may also be required to report such action and to disclose the undersigned’s identity to OFAC or other authority. In the event that the Company is required to take any of the foregoing actions, the undersigned understands and agrees that it shall have no claim against the Company, the Escrow Agent and/or their respective affiliates, directors, members, partners, interest holders, officers, employees and agents for any form of damages as a result of any of the aforementioned actions.

(cc)    The undersigned understands and agrees that any dividend, distribution, or rescission proceeds or other payments made to it will be paid to the same account from which the undersigned’s investment in the Company was originally remitted, unless the Company, in its sole discretion, agrees otherwise.

(dd)    the undersigned represents and warrants that the undersigned has not during the last thirty (30) days, and hereby agrees that from the date hereof and continuing until the undersigned no longer holds any Subject Securities the undersigned shall not, without the prior written consent of the Company, directly or indirectly, through related parties, affiliates or otherwise, (i) sell “short” or “short against the box” (as those terms are generally understood) any equity security of the Company or (ii) otherwise engage in any transaction which involves hedging of the undersigned’s position in any equity security of the Company, provided, however, that it shall not be a violation of this Section 4(dd), if the undersigned places a sell order for shares of Common Stock underlying the 6% Notes at or following the time conversion of such 6% Notes is requested or a sell order for shares of Common Stock issuable upon exercise of the Warrants at or following the time exercise of such Warrants has been requested and all conditions to exercise of such Warrants have been satisfied, relies on the Company to deliver such Common Stock in accordance with the Form of Note or Warrants as the case may be, and completes the sale of such Common Stock before the Company delivers the Common Stock to the undersigned.

5.    Covenants of the Company. The Company hereby covenants with the undersigned as follows:

(a)    Except for the 6% Notes, without the prior written consent of the Secured Party, the Company shall not create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become or remain directly or indirectly liable for Senior Debt (as defined below). “Senior Debt” shall mean (without duplication) whether recourse to all or a portion of the assets of the Company and whether or not contingent, (i) every obligation of the Company for money borrowed and (ii) every obligation of the Company evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses, in each case, that is senior or pari passu in right of payment to the 6% Notes. In no event shall “Indebtedness for Borrowed Money” include any trade payable or accrued expenses arising in the ordinary course of business which are not more than 180 days past due or which are being contested in good faith and by appropriate proceedings.

(b)    For each of the first, second and third fiscal quarters of each fiscal year, the Company shall furnish to the undersigned (which may be satisfied by filing the same with the Securities and Exchange Commission) no later than such time as the Company is required to file quarterly reports pursuant to the Exchange Act, financial statements consisting of a balance sheet of the Company as of the end of such fiscal quarter, together with the statements of income, stockholders’ equity and changes in financial condition for such fiscal quarter, and for the portion of the Company’s fiscal year ending with the last day of such quarter, setting forth in comparative form the figures for such period and figures for the corresponding periods of the previous fiscal year, all in reasonable detail, and prepared and certified by the chief executive officer or the chief financial officer of the Company as fairly presenting in all material respects the financial condition and results of operations as of the balance sheet date for the period then ended in accordance with generally accepted accounting principles consistently applied, excluding footnotes, subject to normal year-end adjustments which in the aggregate shall not be material.

(c)    For each fiscal year, the Company shall furnish to the undersigned (which may be satisfied by filing the same with the Securities and Exchange Commission) no later than such time as the Company is required to file its annual report pursuant to the Exchange Act, financial statements consisting of a balance sheet of the Company as of the end of such fiscal year, together with the statements of income, stockholders’ equity and changes in financial condition for such fiscal year, setting forth in comparative form the figures for such fiscal year and for the previous fiscal year, all in reasonable detail and duly certified by an opinion of its firm of independent certified public accountants, and prepared and certified by the chief executive officer or the chief financial officer of the Company as fairly presenting in all material respects the financial condition and results of operations as of the balance sheet date for the year then ended in accordance with generally accepted accounting principles consistently applied.

(d)    Prior to the Closing, and to the extent the Company has not yet filed its quarterly report with the Securities and Exchange Commission pursuant to the Exchange Act for the quarter ended March 31, 2006, the Company shall provide to the undersigned financial statements consisting of a balance sheet of the Company as of the end of such fiscal quarter, together with the statements of income, stockholders’ equity and changes in financial condition for such fiscal quarter, and for the portion of the Company’s fiscal year ending with the last day of such quarter, setting forth in comparative form the figures for such period and figures for the corresponding periods of the previous fiscal year, all in reasonable detail, subject to normal year-end adjustments which in the aggregate shall not be material (the “Draft 10-QSB”), subject to an agreement of confidentiality executed by the undersigned in a form acceptable to the Company and the undersigned.

6.    Indemnification.

(a)    General. The undersigned understands the meaning and legal consequences of the representations, warranties and agreements contained in this Agreement and the other Transaction Documents, including without limitation Section 4 hereof, and agrees to indemnify and hold harmless the Company and each officer, director, partner, employee, agent and controlling person of the Company, past, present or future, from and against any and all loss, damage or liability (collectively, “Losses”) due to or arising out of a breach of any such representation, warranty or agreement. The Company shall indemnify and hold harmless the undersigned and each officer, director, partner, employee, agent and controlling person of the undersigned, past, present or future, from and against any and all Losses due to or arising out of a breach of any representation, warranty or agreement by the Company in this Agreement or any other Transaction Document.

(b)    Limitation on Indemnification. The maximum amount payable by the undersigned, on the one hand, or the Company, on the other hand, to all indemnified parties in respect of claims made for indemnification under Section 6(a) shall not exceed, in the aggregate, the aggregate purchase price of 6% Notes paid by the undersigned in the Offering.

(c)    Sole Remedy. The parties hereto agree and acknowledge that subsequent to the Closing, the indemnification rights provided in this Section 6 shall be the exclusive remedy of the each party hereto against each other party hereto for breaches of the representations and warranties contained in this Agreement except with respect to (i) claims involving fraud or (ii) any injunctive relief to which any party may be entitled.

(d)    Notice. (a) A party which is entitled to indemnification under Section 6 (in such capacity, individually and collectively, an “Indemnified Party”) with respect to any Loss shall give written notice thereof to the party required to provide such indemnification hereunder (in such capacity, individually and collectively, an “Indemnifying Party”) promptly after receipt of any written claim by any third party and in any event not later than twenty (20) business days after receipt of any such written claim (or not later than ten (10) business days after the receipt of any such written claim in the event such written claim is in the form of a formal complaint filed with a court of competent jurisdiction and served on the Indemnified Party), specifying in reasonable detail the amount, nature and source of the claim, and including therewith copies of any notices or other documents received from third parties with respect to such claim; provided, however, that failure to give such notice shall not limit the right of an Indemnified Party to recover indemnity or reimbursement except to the extent that the Indemnifying Party suffers any prejudice or harm with respect to such claim as a result of such failure. The Indemnified Party shall also provide the Indemnifying Party with such further information concerning any such claims as the Indemnifying Party may reasonably request by written notice.

(e)    Payment of Losses. Within thirty (30) calendar days after receiving notice of a claim for indemnification or reimbursement, the Indemnifying Party shall, by written notice to the Indemnified Party, either (i) concede or deny liability for the claim in whole or in part, or (ii) in the case of a claim asserted by a third party, advise that the matters set forth in the notice are, or will be, subject to contest or legal proceedings not yet finally resolved. If the Indemnifying Party concedes liability in whole or in part, it shall, within twenty (20) business days of such concession, pay the amount of the claim to the Indemnified Party to the extent of the liability conceded. Any such payment shall be made in immediately available funds equal to the amount of such claim so payable. If the Indemnifying Party denies liability in whole or in part or advises that the matters set forth in the notice are, or will be, subject to contest or legal proceedings not yet finally resolved, then the Indemnifying Party shall make no payment (except for the amount of any conceded liability payable as set forth above) until the matter is resolved in accordance with this Agreement.

(f)    Defense of Claims. In the case of any third party claim, if within 20 days after receiving the notice described in the preceding Section 6(d), the Indemnifying Party or Parties (i) gives written notice to the Indemnified Party stating that the Indemnifying Party would be liable under the provisions hereof for indemnity in the amount of such claim if such claim were valid and that the Indemnifying Party disputes and intends to defend against such claim, liability or expense at the Indemnifying Party’s own cost and expense and (ii) provides assurance reasonably acceptable to such Indemnified Party that such indemnification will be paid fully and promptly if required and such Indemnified Party will not incur cost or expense during the proceeding, then the Indemnifying Party shall be entitled to assume the defense of such claim and to choose counsel for the defense (subject to the consent of such Indemnified Party which consent shall not be unreasonably withheld) and such Indemnified Party shall not be required to make any payment with respect to such claim, liability or expense as long as the Indemnifying Party is conducting a good faith and diligent defense at its own expense; provided, however, that the assumption of the defense of any such matters by the Indemnifying Party shall relate solely to the claim, liability or expense that is subject or potentially subject to indemnification. If the Indemnifying Party assumes such defense in accordance with the preceding sentence, it shall have the right to settle (provided that any such settlement which results in any adverse consequences to the Indemnified Party shall require the consent of such Indemnified Party, which consent shall not be unreasonably withheld) all indemnifiable matters related to claims by third parties which are susceptible to being settled provided the Indemnifying Party’s obligation to indemnify such Indemnified Party therefor will be fully satisfied by payment of money by the Indemnifying Party pursuant to a settlement which includes a complete release of such Indemnified Party. The Indemnified Party shall not settle any claim with respect to which the Indemnifying Party has assumed the defense, without the prior written consent of the Indemnifying Party. The Indemnifying Party shall keep such Indemnified Party apprised of the status of the claim, liability or expense and any resulting suit, proceeding or enforcement action, shall furnish such Indemnified Party with all documents and information that such Indemnified Party shall reasonably request and shall consult with such Indemnified Party prior to acting on major matters, including settlement discussions. Notwithstanding anything herein stated, such Indemnified Party shall at all times have the right to participate in, but not control, such defense at its own expense directly or through counsel; provided, however, if the named parties to the action or proceeding include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, the reasonable expense of separate counsel for such Indemnified Party shall be paid by the Indemnifying Party provided that such Indemnifying Party shall be obligated to pay for only one such counsel. If no such notice of intent to dispute and defend is given by the Indemnifying Party, or if such diligent good faith defense is not being or ceases to be conducted, such Indemnified Party may undertake the defense of (with counsel selected by such Indemnified Party and paid by the Indemnifying Party), and shall have the right to compromise or settle, such claim, liability or expense (exercising reasonable business judgment) with the consent of the Indemnifying Party, which consent shall not be unreasonably withheld. Such Indemnified Party shall make available all information and assistance that the Indemnifying Party may reasonably request and shall cooperate with the Indemnifying Party in such defense.

7.    Creation of Security Interest.

(a)    Grant of Security Interest. The Company hereby grants and pledges to Southpaw Credit Opportunity Master Fund LP (the “Secured Party”) a continuing security interest in the Collateral (as defined in the Form of Note) in order to secure prompt payment of the principal sum and interest evidenced by the 6% Notes. Such security interest shall automatically terminate upon the (i) earlier of the payment of principal and interest on the 6% Notes and (ii) such time as notice of prepayment of the 6% Notes pursuant to Section 2 of the 6% Notes is made and the Company designates sufficient funds (which may be proceeds from the sale of Collateral) for the prepayment thereof (the “Security Interest Termination Date”).

(b)    Designation of Secured Party as Agent. Each purchaser of 6% Notes, by its acceptance of the benefits of this Agreement and the Subject Securities, hereby irrevocably designates the Secured Party to act as Secured Party such purchaser’s behalf. The undersigned hereby irrevocably authorizes, and each holder of any Subject Securities, by such holder’s acceptance of such Subject Securities, shall be deemed irrevocably to authorize, the Secured Party to take such action on its behalf under the provisions of this Agreement and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to, or required of, the Secured Party by the terms hereof or thereof and such other powers as are reasonably incidental thereto. The undersigned, on behalf of itself and future holders of the Subject Securities issued to the undersigned, hereby authorizes and directs the Secured Party, from time to time in the Secured Party’s discretion, to take any action and promptly to execute and deliver on the undersigned’s behalf any document or instrument that the Company may reasonably request to effect, confirm or evidence the provisions of this Section 7, the occurrence of the Security Interest Termination Date, any subordination agreement, or otherwise. Pursuant to Section 9-509(d) of the Uniform Commercial Code as in effect on the date hereof in the State of New York, the Secured Party hereby authorizes the Company to file a termination statement upon the occurrence of the Security Interest Termination Date; the Secured Party agrees to provide any further authorizations of such filing if requested by the Company.

(c)    Delivery of Additional Documentation Required. The Company shall from time to time execute and deliver to Secured Party, at the request of Secured Party, all financing statements and other documents that Secured Party may reasonably request and take any action that Secured Party may reasonably request to perfect and continue perfected Secured Party’s security interests in the Collateral, it being understood and agreed by the Purchasers and the Secured Party that the Company need not deliver possession or control of any Collateral to the Secured Party or take any action to perfect the security interest granted hereby other than the filing of financing statements under the Uniform Commercial Code. The Secured Party may, at any time and from time to time, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Company or words of similar effect.

8.    Transferability. Neither this Agreement, nor any interest of the undersigned herein, shall be assignable or transferable by the undersigned in whole or in part except by operation of law. Any attempt to assign or transfer this agreement or any interest therein other than by operation of law shall be void.

9.    Confidentiality. The undersigned acknowledges and agrees that all information, written and oral, concerning the Company furnished from time to time to the undersigned, including, without limitation, the Memorandum, has been and is provided on a confidential basis pursuant to a confidentiality agreement between the undersigned and the Company.

10.    Expenses. The Company shall pay, in connection with the preparation, execution and delivery of this Agreement, the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, all reasonable fees and out of pocket expenses of the undersigned up to an aggregate maximum of $50,000, whether or not the transactions contemplated by the Transaction Documents are consummated.

11.    Miscellaneous.

(a)    This Agreement, including the exhibits hereto, sets forth the entire understanding of the parties with respect to the undersigned’s purchase of 6% Notes from the Company, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by the party to be charged.

(b)    Except as otherwise specifically provided herein, any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar guaranteed overnight delivery or courier service or delivered in person against receipt to the party to whom it is to be given,

(i)	if to the Company,

Nephros, Inc.
3960 Broadway
New York, New York 10032
Attn: President

(ii) with a copy to,

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Attention: Thomas D. Balliett, Esq.

(ii) if to the undersigned, at the address set forth on the signature page hereof,

or in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 11(b). Any notice given by means permitted by this Section 11(b) shall be deemed given at the time of receipt thereof at the address specified in this Section 11(b).

(c)    This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Company, and the permitted successors, assigns, heirs and personal representatives of the undersigned, not including, however, any transferees of the Subject Securities.

(d)    The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

(e)    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f)    This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law that would defer to the substantive law of another jurisdiction.

(g)    In the event that any provision of this Agreement shall be determined to be illegal or unenforceable, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

(h)    This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

(i)    The parties hereto irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument.

[Signature page follows immediately]

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

Aggregate principal amount of 6% Notes subscribed for (and purchase price): $_______________
Print Name of Subscriber:

_________________________________

_________________________________
Social Security Number or other Taxpayer ID Number

By: ______________________________
(Signature of Subscriber or Authorized Signatory)
Name:
Title:

Address: __________________________

__________________________

Telephone:_________________________

Fax:_______________________________

If the 6% Notes will be held as joint tenants, tenants in common, or community property, please complete the following:

_________________________________
Print name of spouse or other co-subscriber

_________________________________
Signature of spouse or other co-subscriber

_________________________________
Social Security Number or other Taxpayer ID Number

Print manner in which shares will be held

If the 6% Notes have been purchased through a broker or other intermediary, please identify such entity:

[Please complete Signature Page for each subscriber.]

ACCEPTANCE OF SUBSCRIPTION

                                    _____________________________
                                    Name of Subscriber

ACCEPTED BY:

NEPHROS, INC.

By: ____________________________
Name:
Title:

Date: _______________________, 2006

Accepted for $    principal amount of 6% Notes

Schedule 3(f)

In connection with the offering, the Company may enter into an agreement with Dutton Associates (“Consultant”) pursuant to which Consultant will provide the Company with consulting services for the one year period commencing with the initial closing of the Offering, in exchange for monthly consulting fees equal to one two hundred fortieth (1/240) of the aggregate amount of subscriptions received by the Company from investors introduced to the Company by Consultant.

EXHIBIT A
(Form of Note)

A-1

EXHIBIT B
(Form of Registration Rights Agreement)

B-1

EXHIBIT C
ACCREDITED INVESTOR STATUS

The subscriber represents that it is an Accredited Investor on the basis that it is (check all that apply):

_____(i) A bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____(ii) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____(iii) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

_____(iv) A director or executive officer of the Company.

_____(v) A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000.

_____(vi) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_____(vii) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

_____(viii) An entity in which all of the equity owners are accredited investors. (If this alternative is checked, the undersigned must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor. Further, the undersigned represents that it has made such investigation as is reasonably necessary in order to verify the accuracy of this alternative.)

C-1